EXHIBIT 99


                       CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in this Form 8-K/B (Amendment Numbe 2) of our report dated January 30, 1998, on the financial statements of The Capital State Bank, Inc. (A development stage company for 1995) as of December 31, 1997 and 1996, and the related statement of operations, shareholders' equity and cash flows for the years ended December 31, 1997 and 1996, and for the period September 11, 1995, date of inception, to December 31, 1995.


                                    ARNETT & FOSTER, P.L.L.C.


Charleston, West Virginia
June 1, 1998



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